4. Premises and Equipment	12 Months Ended
Dec. 31, 2013
Property, Plant and Equipment [Abstract]
Premises and Equipment

Major classifications of premises and equipment are summarized as follows:

(Dollars in thousands)
	2013	2012

Land	$3,667	3,657
Buildings and improvements	15,126	14,815
Furniture and equipment	16,239	17,660

Total premises and equipment	35,032	36,132

Less accumulated depreciation	18,674	20,258

Total net premises and equipment	$16,358	15,874

Depreciation expense was approximately $1.9 million for the years ended December 31, 2013 and 2012.  The Company recognized approximately $2.0 million in depreciation expense for the year ended December 31, 2011.